Exhibit 99.1

Collective Audience Receives Additional Nasdaq Notification Regarding Continued Listing Requirements

New York, NY, May 30, 2024 – Collective Audience, Inc. (NASDAQ-GM: CAUD) has received an additional notification from the listing qualifications department of The Nasdaq Stock Market. Similar to the previous notifications announced on April 25, the new notification has no immediate effect on the continued listing of the company’s common stock on the Nasdaq Global Market.

In the new notification, Nasdaq indicated that the company is not in compliance with the continued listing requirements regarding the timely filing of its quarterly report on Form 10-Q for the quarter ended March 31, 2024. The company has until June 24, 2024, to submit a plan to regain compliance. However, the company anticipates it will file the Form 10-Q ahead of the June deadline.

“Like with the delay in our Form 10-K for 2023, the delay in filing our 10-Q for the first quarter of this year is due to the lengthy de-SPAC transaction we completed at the end of last year and the additional time we need to complete the related accounting,” commented Collective Audience CEO, Peter Bordes. “Our objective is to use this time to set the company on a solid reporting foundation going forward, and we appreciate the additional time Nasdaq has allowed to complete this process and to regain compliance.”

“As we’ve worked to complete this accounting process, we have also continued to advance the deployment of our IP, refocused specifically on audience-based performance advertising and media,” continued Bordes. “This has included the official launch of our innovative and groundbreaking AdTech platform, AudienceDesk™ powered by AudienceCloud™.”

The company also announced valuable new additions to its board, two new major partnerships, and two significantly accretive acquisitions which the company is working to close over the coming weeks.

“Despite these reporting delays, our continued progress along these fronts supports our confidence in our plans for growth and market expansion,” added Bordes, “and that we have the right foundation in place to regain Nasdaq compliance and continue to build shareholder value over the long term.”

For additional information regarding the Nasdaq notifications and related terms, please see the Form 8-K the company filed today with the SEC and available at sec.gov.

About Collective Audience
Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem that will uniquely eliminate many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It will deliver long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision-making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; our ability to file our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 within the period provided by Nasdaq to do so, and/or to timely submit an acceptable plan to regain compliance with the Nasdaq continued listing rules within the period provided by Nasdaq; our ability to timely file our subsequent periodic reports with the SEC; our ability to maintain the listing of our common stock on Nasdaq; our ability to consummate previously announced pending acquisitions of BeOp and/or DSL Digital; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s customers; Collective Audience’s ability to implement its business strategy; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; ; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:
Ron Both

CMA Investor Relations
Tel (949) 432-7566
Email contact

Media Contact:
Tim Randall

CMA Media Relations
Tel (949) 432-7572
Email contact